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Exhibit 10.20(c)(4)

                            KENDLE INTERNATIONAL INC.

                                AWARD AGREEMENT(1)

1. The Company, pursuant to the Kendle International Inc. 1997 Stock Option and Stock Incentive Plan, hereby grants to the following Participant a Restricted Stock Award on the terms set forth herein:

        Participant:___________________________

        No. of Shares:_________________________

        Date of Grant:_________________________

2. The Shares issued to the Participant pursuant to this Award Agreement shall be subject to the following transfer restrictions:

      (a) One-third of the Shares shall be restricted from Transfer during the period from the Date of Grant to the first anniversary thereof.

      (b) One-third of the Shares shall be restricted from Transfer during the period from the Date of Grant to the second anniversary thereof.

      (c) One-third of the Shares shall be restricted from Transfer during the period from the Date of Grant to the third anniversary thereof.

      If the Participant ceases to be an Eligible Employee, Non-Employee Director or Advisor of the Company (other than as a result of the death or Disability of the Participant) prior to the lapsing of the transfer restrictions on the Shares subject to this Award, any Shares subject to such transfer restriction shall be returned to the Company without consideration. If the Participant ceases to be an Eligible Employee, Non-Employee Director or Advisor of the Company as a result of death or Disability, the transfer restrictions on the Shares shall be removed.

3. The certificate(s) representing the Shares will contain a legend prohibiting the transfer thereof in accordance with the terms of this Award Agreement.

4. The original certificate(s) issued pursuant to this Award Agreement shall be maintained in the custody of the Company, along with duly signed stock transfer powers, endorsed in blank by the Participant, until the transfer restrictions have lapsed.

5. The Shares subject to this Award Agreement shall have the same dividend and voting rights as the Company's common stock.

IN WITNESS WHEREOF, the Company has executed this Agreement on this ____ day of ______________, 2005.

                            KENDLE INTERNATIONAL INC.

                            BY:_________________________
                                Name:
                                Title:

I hereby accept the above Restricted Stock Award in accordance with and subject to the terms and conditions hereof.

Date Accepted:                         PARTICIPANT
   _________________, 2005

_____________________________

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(1) Capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the Kendle International Inc. 1997 Stock Option and Stock Incentive Plan.